Investment in Unconsolidated Subsidiary	6 Months Ended
Jun. 30, 2015
Investments, All Other Investments [Abstract]
Investment in Unconsolidated Subsidiary

4. Investment in Unconsolidated Subsidiary

The Company records an investment in the preferred stock of a privately-held developing consumer financial services entity under the cost method. The carrying value of the Company’s investment in this unconsolidated subsidiary was $6.7 million as of June 30, 2015 and December 31, 2014, and $6.0 million as of June 30, 2014, and was held in “Other assets” in the Company’s consolidated balance sheets. The Company evaluates this investment for impairment if an event occurs or circumstances change that would more likely than not reduce the fair value of the investment below carrying value. Based on the Company’s impairment evaluation of this investment as of June 30, 2015, no impairment existed.